Income taxes	3 Months Ended
Jan. 31, 2024
Text Block [Abstract]
Income taxes
Note 11. Income taxes
The Canada Revenue Agency (CRA) has reassessed CIBC’s 2011–2018 taxation years for approximately
$1,772
million of income taxes related to the denial of deductions of certain dividends. Subsequent taxation years may also be similarly reassessed. CIBC filed a Notice of Appeal in 2021 and the matter is in litigation. CIBC is confident that its tax filing positions are appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.
In November 2021, the Tax Court of Canada decided against CIBC on its claim of a foreign exchange capital loss and CIBC appealed the decision to the Federal Court of Appeal. In May 2023, CIBC lost its appeal at the Federal Court of Appeal. The impact of the Federal Court of Appeal decision was recognized in the second quarter of 2023, as were offsets from other adjustments. In August 2023, CIBC filed a leave to appeal application with the Supreme Court of Canada. In February 2024, the Supreme Court of Canada dismissed our application with no further impact to our reported results. The potential aggregate exposure in respect of other similar matters is approximately
 $74

million, and no amounts have been accrued in the consolidated financial statements.
In prior years, the CRA issued reassessments disallowing the deduction of Enron settlement payments and related legal expenses (the Enron expenses). The CRA later entered into a settlement agreement with CIBC in respect to the portion of the Enron expenses deductible in Canada. CIBC has been working with the Internal Revenue Service to settle the portion of the Enron expenses deductible in the U.S. It is possible that adjustments may be required to the amount of tax benefits recognized in the U.S.
On November 2
8
, 2023, the Canadian federal government tabled Bill C-59 in Parliament, which includes draft legislation to implement certain tax measures from the 2023 fall economic statement and 2023 federal budget. Bill C-59 includes a proposed denial of the dividends received deduction for Canadian shares held as mark-to-market property by Canadian banks and insurance companies, as well as a 2% tax on certain share buy backs, and has been the subject of ongoing industry discussions with the federal government throughout this quarter. The proposed application date for these measures is January 1, 2024. Bill C-59 was not substantively enacted as at January 31, 2024, and is therefore not reflected in the reported income tax expense of this quarter.
On August 4, 2023, the Canadian federal government released a draft Global Minimum Tax Act (GMTA). The GMTA is not included in Bill C-59 and was not otherwise tabled in Parliament as at January 31, 2024. The GMTA would implement rules in Canada for a
15%
global minimum tax regime as part of Canada’s agreement to adopt the Organisation for Economic Co-operation and Development (OECD) Pillar Two regime for a global minimum tax. More than 135 OECD member countries have agreed to adopt the regime. Certain countries in which CIBC operates have enacted Pillar Two legislation, however, the legislation is not yet in effect in those countries. In order to meet OECD’s recommended timing, the GMTA is expected to be enacted in 2024 and with application as of CIBC’s 2025 fiscal year. CIBC continues to evaluate
 the impact of these changes on our global operations.